                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 2003

                         NESS ENERGY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Washington                     000-10301               91-1067265
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                4201 East Interstate 20, Willow Park, Texas 76087
               (Address of principal executive offices) (Zip Code)

          Registrant's telephone number, including area code: 817-341-1477

              (Former name, former address and former fiscal year,
                          if changed since last report)

                                       1

Item 7.  Financial Statements and Exhibits.

        Financial Statements, with table of contents (attached), relating to
Registrant's transactions with Hesed Energy International, Inc. and Ness of
Texas International, Inc.(1)
--------------------------------------------------------------------------------

        (1) The filing is to report, by amendment of the Form 8-K of Registrant filed May 12, 2003, the completion of financial statements with reference to the named transactions.

                                       2

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

       NESS ENERGY INTERNATIONAL, INC.
       (Registrant)

       By: /s/ Sha Stephens
               Sha Stephens, President
               (Principal Executive Officer)

       Date: 8/19/03

                        HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.

                            COMBINED FINANCIAL REPORT

                                DECEMBER 31, 2002

                                 C O N T E N T S

                                                                            Page

INDEPENDENT AUDITOR'S REPORT.................................................F-2

COMBINED FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders
Hesed Energy International, Inc.
Ness of Texas International, Inc.
Willow Park, Texas

We have audited the accompanying combined balance sheets of Hesed Energy
International, Inc. and Ness of Texas International Inc. (the Company) as of
December 31, 2002 and 2001, and the related combined statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Company at
December 31, 2002 and 2001, and the combined results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has insignificant operating revenue. In addition, the Company has limited capital resources and a loss from operations, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas
August 12, 2003

         4033                           F-2

        HESED ENERGY INTERNATIONAL, INC. HESED ENERGY INTERNATIONAL, INC.
       NESS OF TEXAS INTERNATIONAL, INC. NESS OF TEXAS INTERNATIONAL, INC.
                 COMBINED BALANCE SHEETS COMBINED BALANCE SHEETS
              DECEMBER 31, 2002 AND 2001 DECEMBER 31, 2002 AND 2001

                                                                         2002                        2001
                                                              --------------------------------------------------------
                            ASSETS

CURRENT ASSETS
  Cash                                                         $         1,140             $         1,937
  Oil and gas production receivable                                      3,153                       2,794
  Accounts receivable - related party                                   32,164                      86,259
                                                              --------------------------------------------------------
    Total current assets                                                36,457                      90,990

PROPERTY AND EQUIPMENT
  Property and equipment, net                                          268,776                     282,791

  Oil and gas properties - full cost method
   Proved                                                            1,078,173                   1,078,173
                                                              --------------------------------------------------------                                                                                                                                                                                      1,078,173                   1,078,173
  Less accumulated depreciation and depletion                          948,514                     941,913
                                                              --------------------------------------------------------
   Net oil and gas properties                                          129,659                     136,260

    Total property and equipment                                       398,435                     419,051

OTHER ASSETS
  Long term note receivable - related party                             71,678                      66,369
                                                              --------------------------------------------------------
TOTAL ASSETS                                                   $       506,570                $    576,410
                                                              ========================================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
  Accounts payable and accrued expenses                        $       263,635                $    265,285
  Accounts payable - related party                                      11,012                      10,733
  Current portion long-term debt                                         6,798                       5,913
                                                              --------------------------------------------------------
    Total current liabilities                                          281,445                     281,931

LONG-TERM DEBT                                                         101,618                     108,416

COMMITMENTS AND CONTINGENCIES                                               -                           -

STOCKHOLDERS' EQUITY

  Common stock of Hesed Energy International, Inc;
    $.01 par value; 200,000,000 shares authorized;
    8,435,031 shares issued; 8,195,031 outstanding
    at December 31, 2002 and 2001                                       84,350                      84,350

 Common stock of Ness of Texas International, Inc;
    $.01 par value; 200,000,000 shares authorized;
    3,841,200 shares issued and outstanding at
  Additional paid in capital                                         3,856,294                   3,856,294
  Retained deficit                                               (3,615,549)              (3,552,993)
                                                              --------------------------------------------------------
  Treasury stock of Hesed Energy International, Inc
    240,000 shares at cost                                      (240,000)             (240,000)
                                                              --------------------------------------------------------
     Total stockholders' equity                                        123,507                     186,063
                                                              --------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $      506,570              $      576,410
                                                              ========================================================

                                      F-3

                        HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                        COMBINED STATEMENT OF OPERATIONS
                     YEARS ENDED DECMEBER 31, 2002 AND 2001

                                                                  2002                          2001
                                                      -------------------------------------------------------------
REVENUES
  Oil and gas revenues                                 $        23,264              $         40,576

EXPENSES
  Production expenses                                           10,459                        12,086
  Depreciation, depletion and amortization                      20,616                       889,891
  General and administrative expenses                           16,770                        21,029
                                                      -------------------------------------------------------------

   Total operating expenses                                      47,845                      923,006
                                                      -------------------------------------------------------------

   Operating loss                                      (24,581)             (882,430)

OTHER INCOME
  Interest income                                                5,309                         4,916
  Interest expense                                     (11,484)             (12,062)
  Management fees                                      (36,000)             (36,000)
  Rent income                                                    4,200                         4,200
                                                      -------------------------------------------------------------
   Loss before income taxes                            (62,556)             (921,376)

INCOME TAXES                                                        -                             -
                                                      -------------------------------------------------------------
NET LOSS                                               ($       62,556)             ($       921,376)
                                                      =============================================================

                                      F-4

                        HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
             COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                           Hesed Energy             Ness of Texas                                   Hesed Energy
                                       International, Inc.        International, Inc.    Additional              International, Inc.
                                           Common Stock             Common Stock           Paid in     Retained       Treasury
                                --------------------------------------------------------
                                    Shares        Amount      Shares          Amount       Capital     Deficit          Stock
                                ----------------------------------------------------------------------------------------------------
BALANCE,
   December 31, 2000            $  8,435,031   $   84,350   3,841,200       $ 38,412    $ 3,856,294  ($  2,631,617)              -
     Acquisition of 240,000
     shares of treasury stock             -            -           -              -              -              -     (240,000)
         Net loss                         -            -           -              -              -   (921,376)              -
                                ----------------------------------------------------------------------------------------------------
BALANCE,
   December 31, 2001               8,435,031       84,350   3,841,200         38,412      3,856,294  (3,552,993)   (240,000)
      Net loss                            -            -           -              -              -   (62,556)              -
                                ----------------------------------------------------------------------------------------------------
BALANCE,
   December 31, 2002               8,435,031   $   84,350   3,841,200      $  38,412    $ 3,856,294  ($  3,615,549)   ($    240,000)
                                ====================================================================================================

                                      F-5

                        HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                        COMBINED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                 2002                      2001
                                                                        ---------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net loss                                                                ($      62,556)         ($      921,376)
 Adjustments to reconcile net loss
  to net cash used in operating activities
   Depreciation, depletion, and amortization                                     20,616                  889,891
   Interest added to note receivable -
    related party                                                        (5,309)       (4,916)
   Change in operating assets and liabilities:
    Accounts receivable - related party                                          54,095                  224,702
    Oil and gas production receivable                                    (359)                   7,083
    Accounts payable - related party                                                279                       -
    Accounts payable and accrued expenses                                (1,650)       (1,446)
                                                                        ---------------------------------------------------
    Net cash provided by operating activities                                     5,116                  193,938

CASH FLOWS FROM INVESTING ACTIVITIES
 Capital expenditures                                                                -          (188,265)
                                                                        ---------------------------------------------------
    Net cash used in investing activities                                            -          (188,265)

CASH FLOWS FROM FINANCING ACTIVITIES
 Payments on long-term debt                                              (5,913)        (5,308)
                                                                        ---------------------------------------------------
    Net cash used in financing activities                                (5,913)        (5,308)
                                                                        ---------------------------------------------------
    Net change in cash                                                   (797)                     365

CASH, beginning of period                                                         1,937                    1,572
                                                                        ---------------------------------------------------
CASH, end of period                                                      $        1,140         $          1,937
                                                                        ===================================================
SUPPLEMENTAL DISCLOSURES:

 Interest paid                                                           $        11,484        $         12,062
                                                                        ===================================================
 Income taxes paid                                                       $            -         $             -
                                                                        ===================================================

                                      F-6

                        HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1. NATURE OF BUSINESS, ORGANIZATION AND BASIS OF PRESENTATION

Hesed Energy International, Inc. (formerly Ness Energy International, Inc.) and
Ness of Texas International, Inc. (the Company), were formed to operate in oil and gas exploration and development. Operations to date have consisted of the initial formation and capitalization of the Company and the acquisition of oil and gas leases in the United States and Israel.

The financial statements have been prepared on a going concern basis, which contemplates realization of assets and liquidation of liabilities in the ordinary course of business. The Company has limited capital resources, insignificant revenue and a loss from operations since inception. The appropriateness of using the going concern basis is dependent upon the Company's ability to obtain additional financing or equity capital and, ultimately, to achieve profitable operations. The uncertainty of these conditions raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Effective in April 2003, management entered into a plan of reorganization which merged the Company and Ness Energy International, Inc., both related through common ownership and management. The merged company will raise capital through various means including the private placement of company stock. Management intends to use the proceeds from any equity sales to further develop oil and gas reserves in the United States and in selected foreign countries. The Company believes that these actions will enable the Company to carry out its business plan and ultimately to achieve profitable operations.

The combined financial statements of the Company include the following:

Hesed Energy International, Inc.
Ness of Texas International, Inc.

All significant intercompany accounts and transactions have been eliminated. The financial statements are presented on a combined basis due to common control and ownership.

                                      F-7

                      HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Oil and Gas Property and Equipment

The Company uses the full cost method of accounting for its' oil and gas producing activities. Accordingly, all costs associated with acquisition, exploration and development of oil and gas reserves, including directly related overhead costs, are capitalized. The Company's proved properties are located in
North Central Texas.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves, are amortized on the unit-of-production method using estimates of proved reserves. Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized. During 2002 and
2001, $0 and $511,630, respectively, of unproved property was impaired and added to the capitalized costs.

In addition, the capitalized costs are subject to a "ceiling test," which basically limits such costs to the aggregate of the "estimated present value,"
discounted at a 10 percent interest rate of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties. As a result of this limitation on capitalized costs, the accompanying financial statements include a provision for impairment of oil and gas property costs of $844,057 for the year ended
December 31, 2001 which is included in depreciation, depletion and amortization.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

Abandonments of properties are accounted for as adjustments of capitalized costs with no loss recognized.

Other Fixed Assets

Other fixed assets are stated at cost. Depreciation is provided for using the straight-line basis. Estimated useful lives of major categories of other fixed assets are as follows:

                                      F-8

                      HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Other Fixed Assets - continued

          Buildings and improvements                        25 years
          Furniture and equipment                           3-10 years
          Autos                                             5 years

Maintenance, repairs, renewals and betterments which do not enhance the value or increase the basic productive capacity of assets are charged to expense as incurred.

Accounts Receivable

The Company has not provided an allowance for doubtful accounts. Substantially all of the Company's receivables are from related parties and all receivables considered doubtful have been charged to current operations. Management has knowledge of the assets and operations of the related parties and it is management's opinion that no additional material amounts are doubtful of collection.

Income Taxes

Deferred taxes are recognized for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

Statement of Cash Flows

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Loss Per Common Share

The loss per common share has been computed by dividing the net loss by the combined weighted average number of shares of common stock outstanding throughout the year. Potential common stock has not been included in the calculation of loss per share as it would be anti-dilutive.

                                      F-9

                      HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Depletion was calculated based on engineers' estimates of reserves and the unproved property was evaluated based on its future potential. Impairment of unproved properties is based on the properties known characteristics and potential development. It is reasonably possible that these estimates may change materially in the near term.

Advertising

The Company records advertising costs as a charge to operations as incurred. The
Company did not incur any advertising costs during 2002 or 2001.

Financial Instruments

Financial instruments consist principally of cash, accounts receivable - related parties, accounts payable and accounts payable - related party. Recorded values approximate fair values due to the short maturities of these instruments.

Concentrations of Credit Risk

The Company regularly maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Common Control

The Company is a member of a group of companies under common control. The companies are involved in the development of oil and gas reserves with an emphasis on Israel. The companies are managed by common management which has the ability to influence the results of operations of each company through allocation of expenses.

NOTE 3. NOTES RECEIVABLE - RELATED PARTY

The Company's note receivable from a related party consists of the following at
December 31:

                                                       2002              2001
         Unsecured note receivable from majority
         shareholder bearing interest at 8% with
         no stated maturity date                   $   71,678        $  66,369

Included in the balances above is accrued interest of $22,889 and $17,580 at
December 31, 2002 and 2001, respectively. Interest income of $5,309 and $4,916 has been recognized in 2002 and 2001, respectively on the related party note receivable.

NOTE 4.   RELATED PARTY TRANSACTIONS

Effective January 1, 2000, the Company entered into agreements with a company related through common ownership whereby the Company rents office space to the related party and the related party provides management and general and administrative services to the Company. The Company receives $350 per month for rent of the buildings and pays $3,000 per month for the general and administrative services. The amounts are recorded as rent income and management fees in the accompanying financial statements. The agreement was effective through December 31, 2001, however, the agreements continued through the year ended December 31, 2002 on a month to month basis.

A related party also collects the net oil and gas revenues from the Company's properties and remits the funds to the Company. At December 31, 2002 and 2001, the Company was owed $3,153 and $2,794, respectively, which are recorded as oil and gas production receivable.

During 2001, a related party made numerous advances on behalf of the Company for the licenses in Israel. These amounts were used to reduce the receivable owed to the Company by the related party. In 2001, the Company lost the licenses held in
Israel as the Company did not have sufficient funds to commence drilling on the licenses.

                                      F-10

                      HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 5.   OTHER FIXED ASSETS

Other fixed assets are comprised of the following at December 31:

                                                       2002              2001

         Land                                       $105,000           $105,000
         Buildings and improvements                  193,409            193,409
         Furniture and equipment                      23,528             23,528
         Autos                                        21,884             21,884
                                                    --------           ---------
                                                     343,821            343,821
         Less accumulated depreciation                75,045             61,030
                                                    --------           ---------
                                                    $268,776           $282,791
                                                    ========           =========

NOTE 6.   LONG TERM DEBT

     Long-term debt consists of the following at December 31:

                                                    2002                  2001

         Note payable to a bank in monthly
         installments of $1,371 including
         interest at 9.5%, due May 2013.
         Secured by land and building.            108,416               114,329
                                                  -------               --------
                                                  108,416               114,329
              Less current maturities               6,798                 5,913
                                                  -------               --------
                                                 $101,618              $108,416
                                                  =======               ========

Subsequent to December 31, 2002, the interest rate on the note payable was reduced to 7.5%

                                      F-11

                      HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 6.   LONG TERM DEBT - continued

Maturities of long-term debt for the respective years ending December 31 are expected to be as follows:

         2003                                                         $    6,798
         2004                                                              7,885
         2005                                                              8,497
         2006                                                              9,157
         2007                                                              9,867
         Thereafter                                                       66,212
                                                                        --------
                                                                        $108,416
                                                                        ========

NOTE 7.   INCOME TAXES

A reconciliation of statutory tax rates to the Company's effective tax rates follows:

                                                      2002                  2001

         Benefit at statutory rates              (      34%)           (      34%)
         Losses not providing benefits                  34                    34
                                                  ----------           -----------
         Effective rate                              - 0 -%                - 0 -%
                                                  ==========           ===========

The deferred tax assets are comprised primarily of the Company's net operating loss carryforwards and differences in depreciation and depletion methods.

                                                    2002                  2001

         Net operating loss carryforward          $615,530          $   634,875
         Other                                      53,328               55,252
         Less valuation allowance               (668,858)        (690,127)
                                                ----------         -------------
         Net deferred tax asset                 $       -           $        -
                                                ==========         =============

The Company's net operating loss carryforwards of approximately $1,867,000 may be applied against future taxable income and will ultimately expire in 2027.

                                      F-12

                      HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 7.   INCOME TAXES - continued

The net changes in the valuation allowance during 2002 and 2001 are as follows:

                                                  2002                  2001
         Balance at beginning of year        ($   668,858)         ($   355,590)
         Balance at end of year              (690,127)         (668,858)
                                            ---------------       --------------
         Net change                         ($     21,269)         ($   313,268)
                                            ===============       ==============

NOTE 8.   STOCKHOLDERS' EQUITY

In June 2001, a related party issued shares of its common stock to settle a lawsuit that included the Company, the related party and management. As a result of the settlement, the Company reduced the related party receivable by $240,000, which was the value of the settlement and was to receive the shares of stock held by the plaintiff in Hesed Energy International, Inc. The 240,000 shares acquired as a result of the settlement have been recorded at cost as treasury stock in the accompanying financial statements.

NOTE 10.   MAJOR CUSTOMERS

The Company sells gas and natural gas liquids to one purchaser. However, management believes the competitive nature of the field and available marketing alternatives do not make the Company dependent on any single purchaser.

NOTE 11.  SUBSEQUENT EVENT

On April 10, 2003, the Company entered into a plan of reorganization and settlement whereby the shareholders of Hesed Energy Internationa, Inc. will receive 10,460,488 restricted shares of common stock in a publicly traded company related through common ownership. The shareholders of Ness of Texas
International, Inc. will receive 3,841,200 restricted shares of common stock. As a result of this transaction, the Company will become a wholly owned subsidiary of the related party.

                                      F-13

                      HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 12. SUPPLEMENTARY FINANCIAL INFORMATION FOR OIL AND GAS PRODUCING
ACTIVITIES (Unaudited)

This section provides information required by Statement of Financial Accounting
Standards No. 69, Disclosures About Oil and Gas Producing Activities.

The SEC defines proved oil and gas reserves as those estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

Estimates of petroleum reserves have been made by independent engineers. The valuation of proved reserves may be revised in the future on the basis of new information as it becomes available. Estimates of proved reserves are inherently imprecise.

Estimated quantities of proved oil and gas reserves of the Company (all of which are located in the United States) are as follows:
                                                        Petroleum       Natural
                                                         Liquids          Gas
                                                         (Bbls)          (Mcf)
                                                       ----------      ----------

           December 31, 2002 - proved developed reserves    -            179,108
           December 31, 2002 - proved reserves              -            291,608

           December 31, 2001 - proved developed reserves    -            215,980
           December 31, 2001 - proved reserves              -            497,600

                                                       Petroleum        Natural
                                                        Liquids           Gas
                                                        (Bbls)           (Mcf)
                                                        ----------     ----------

         Reserves at December 31, 2000                      -            519,800
              Revision of previous estimates                -          (11,226)
              Production                                    -          (10,974)
                                                        ----------     ----------
         Reserves at December 31, 2001                      -            497,600
              Revision of previous estimates                -           (196,938)
              Production                                    -         (9,054)
                                                        ----------     ----------
         Reserves at December 31, 2002                      -            291,608
                                                        ==========     ==========

                                      F-14

                      HESED ENERGY INTERNATIONAL, INC.
                        NESS OF TEXAS INTERNATIONAL, INC.
                   NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 12. SUPPLEMENTARY FINANCIAL INFORMATION FOR OIL AND GAS PRODUCING
ACTIVITIES (Unaudited) - continued

The standardized measure of discounted estimated future net cash flows and changes therein related to proved oil and gas reserves for the years ended
December 31 is as follows:                           2002               2001
                                                ------------      --------------
         Future cash inflows                      $ 946,420          $1,122,540
         Future production costs                (287,420)      (418,500)
         Future development costs               (185,000)      (386,000)
         Future income tax expense                       -                   -
                                                ------------      --------------
         Future net cash flows                      474,000             318,040
         10% annual discount                        220,200             181,780
                                                ------------      --------------
         Standardized measure of
              discounted future cash flows        $ 253,800           $ 136,260
                                                ============      ==============

Primary changes in standardized measure of discounted future net cash flow for the years ended December 31 are as follows:
                                                               2002         2001
                                                          ------------- ------------
         Change in sales price and production costs           159,887   (  $665,572)
         Change in estimated future development costs          93,376         2,858
         Net change due to revision in quantity estimates (128,728)  (9,078)
         Sales of oil and gas, net of production costs    (12,805)  (28,490)
         Accretion of discount                                 13,626        81,142
         Other                                                  5,184   (56,020)
                                                          ------------- ------------
                                                            $ 130,540   ($  675,160)
                                                          ============= ============

Estimated future cash inflows are computed by applying year end prices of oil and gas to year end quantities of proved developed reserves. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves in future years, based on year end costs and assuming continuation of existing economic conditions.

These estimates are furnished and calculated in accordance with requirements of the Financial Accounting Standards Board and the SEC. Because of unpredictable variances in expenses and capital forecasts, crude oil and natural gas price changes, and the fact that the bases for such estimates vary significantly, management believes the usefulness of these projections is limited. Estimates of

                                      F-15

NOTE 12. SUPPLEMENTARY FINANCIAL INFORMATION FOR OIL AND GAS PRODUCING
ACTIVITIES (Unaudited) - continued

future net cash flows do not necessarily represent management's assessment of future profitability or future cash flow to the Company.

The aggregate  amounts of  capitalized  costs  relating to oil and gas producing activities and the related accumulated depletion and depreciation as of December
31, are as follows:
                                                              2002         2001
                                                        ------------- -----------
        Proved properties                                 $1,078,173  $1,078,173
        Accumulated depletion and depreciation         (948,514)(941,913)
                                                        ------------- -----------
             Net capitalized costs                        $  129,659  $  136,260
                                                        ============= ===========

The costs, both capitalized and expensed, incurred in oil and gas producing activities during the years ended December 31 are as follows:

                                                             2002          2001
                                                         -----------   ---------
        Property acquisition costs                        $      -      $150,000
        Exploration and development costs                        -       188,265
                                                         -----------   ---------
         Total                                            $      -      $338,265
                                                         ===========   =========

Results of oil and gas  operations in the aggregate for the years ended December
31 are as follows:

                                                             2002          2001
                                                       -------------  ----------
        Revenues                                         $  23,264    $  40,576
        Compression expense                           (1,660) (1,710)
        Production costs                              (8,799) (10,376)
        Exploration expense                                     -            -
        Depreciation and depletion                    (6,601) (15,701)
        Impairment                                              -   (884,057)
        Income taxes                                            -            -
                                                       -------------  ----------
         Net oil and gas income (loss)                  $    6,204   ($ 871,268)
                                                       =============  ==========

                            PRO FORMA FINANCIAL DATA
                                   (Unaudited)

The following unaudited pro forma financial statements have been derived from the financial statements of Ness Energy International, Inc. as of and for the
three months ended March 31, 2003 and the combined financial statements of Hesed
Energy International, Inc. and Ness of Texas International, Inc. as of and for
the three months ended March 31, 2003. This pro forma financial data gives effect to the merger of the above companies on April 10, 2003, as if the merger had occurred on January 1, 2002. These pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial position and results of operations that actually would have occurred if the merger had been consummated on January 1, 2003, nor which may result from future operations.

                                      F-16

Ness Energy
Pro Forma Consolidating WTB
March 31, 2003
                                                                                      Actual Hesed
                                                                   Actual              and Ness of
                                                                 Ness Energy              Texas           Proforma        Proforma
                                                             International, Inc.        Combined         Adjustments        Total
                                                             -------------------- ------------------   --------------- -------------

Cash                                                              476,566                    2,307                         478,873

Investments                                                        43,400                       -                           43,400

A/R - Trade                                                        12,202                       -                           12,202
A/R - Related Party                                               221,563                   25,768       (27,527) (1)      219,804

Deposits                                                            3,000                       -                            3,000
                                                             -------------------- ------------------   --------------- -------------

Total current assets                                              756,731                   28,075                         757,279

Oil & Gas Properties - Unproven                                   159,213                       -                          159,213

Oil & Gas Properties - Proven                                     217,686                1,078,173        25,581  (3)    1,321,440

A/D                                                               (86,537)                (950,616)         (420) (3)   (1,037,573)

Other Fixed Assets, net                                           306,508                  267,808        773,777 (3)    1,348,093

Note Receivable - related party                                        -                    73,092         73,092
                                                             -------------------- ------------------   --------------- -------------

Total Assets                                                    1,353,601                    496,532      771,411        2,621,544

A/P & Accrued Expenses                                             41,996                    263,172      305,168
A/P Related Party                                                  53,738                     11,012      (27,527) (1)      37,223

Current portion of long term debt                                      -                       7,109                         7,109
                                                             -------------------- ------------------   --------------- -------------

Total current liabilities                                          95,734                    281,293                       349,500

Notes Payable - related party                                   2,693,457                         -                      2,693,457

Note Payable                                                           -                     99,760                         99,760
                                                             -------------------- ------------------   --------------- -------------

Total liabilities                                               2,789,191                   381,053       (27,527)       3,142,717

Common Stock                                                   12,062,866                   122,762        (7,283) (2)
                                                                                                          802,274  (3)   12,980,619
APIC                                                                   -                  3,856,294    (3,856,294) (2)           -

Retained Defict prior to reentering development stage          (2,630,233)                       -     (2,630,233)
Deficit accum since reentering development stage              (10,938,076)               (3,623,577)    3,623,577  (2)

                                                                                                           (3,336) (3)  (10,941,412)

Stock Subscriptions                                                34,697                        -                           34,697

Other Comprehensive Income                                         43,400                        -                           43,400

Deferred Consulting                                                (8,244)                       -                           (8,244)

Treasury Stock                                                                             (240,000)      240,000  (2)           -
                                                             -------------------- ------------------   ---------------- ------------

Total stockholders' equity (deficit)                           (1,435,590)                  115,479       798,938         (521,173)

Total liabilities and stockholders' equity (deficit)            1,353,601                   496,532       771,411        2,621,544

Proforma adjustment explanations
(1) - eliminate intercompany transactions
(2) - eliminate equity in acquired companies
(3) - record fair value adjustments on assets acquired

                                      F-17

                                                                          Actual Hesed
                                                       Actual             and Ness of
                                                     Ness Energy         Texas Combined
                                                   Quarter Ending        Quarter Ending          Proforma              Proforma
                                                      3/31/2003            3/31/2003           Adjustments              Total
                                                  ------------------  ---------------------  -----------------    -------------------

REVENUES
    Oil and gas revenues                           $        23,899     $           10,679                          $         34,578
EXPENSES
    Lease operating expenses
                                                             4,357                  1,902                                     6,259
    Production taxes
                                                             1,733                    720                                     2,453
    Compression expenses
                                                               702                    386                                     1,088
    Depreciation and depletion
                                                            10,129                  3,412           3,336 (2)                16,877
    Litigation settlement
                                                                -                      -                                         -
    General and administrative
                                                           364,782                  7,999           3,000 (1)               375,781
                                                  ------------------  ---------------------  -----------------    ------------------
         Total operating expenses
                                                           381,703                 14,419           6,336                   402,458
                                                  ------------------  ---------------------  -----------------    ------------------

Operating income (loss)                            (357,804)                (3,740)         (6,336)         (367,880)

Interest expense - related party                           (40,524)                    -                                    (40,524)
Interest expense
                                                                -                  (2,702)                                   (2,702)
Management fees
                                                                -                  (3,000)          3,000 (1)                    -
Other Income
                                                               481                  1,414                                     1,895
                                                  ------------------  ---------------------  -----------------    -------------------
         Total other income (expense)
                                                          (40,043)             (4,288)                 3,000                (41,331)
         Net gain (loss) before income taxes
                                                         (397,847)             (8,028)                (3,336)              (409,211)
         Income tax benefit
                                                               -                   -                      -                      -
                                                  ------------------  ---------------------  -----------------    -------------------

NET LOSS                                           ($     397,847)           ($ 8,028)              ($ 3,336)       ($      409,211)

Other comprehensive income, net of tax
    Unrealized losses on investments
                                                    $      3,000      $           -                               $          3,000
                                                  ------------------  ---------------------  -----------------    -------------------

Comprehensive loss                                 ($    394,847)           ($ 8,028)         ($       3,336)     ($       406,211)
                                                  ==================  =====================  =================    ===================

Net loss per weighted average share
                                                    $      (0.01)                              $       (0.00)      $         (0.01)
                                                  ==================  =====================  =================    ===================

Weighted average shares outstanding                   64,121,105                  -               14,301,688            78,422,793
                                                  ==================  =====================  =================    ===================

Proforma adjustment explanations
(1) - eliminate intercompany transactions
(2) - record additional depletion and depreciation

                                      F-18

                                                                         Actual Hesed
                                                       Actual             and Ness of
                                                     Ness Energy        Texas Combined
                                                     Year Ending          Year Ending            Proforma             Proforma
                                                     12/31/2002           12/31/2002           Adjustments              Total
                                                  ------------------  --------------------   -----------------    ------------------
REVENUES
    Oil and gas revenues
                                                   $       21,237              $ 23,264                                   $ 44,501

EXPENSES
    Lease operating expenses                                5,250                 7,282                                     12,532

    Production taxes                                        1,497                 1,517                                      3,014

    Compression expenses                                    1,291                 1,660                                      2,951

    Depreciation and depletion
                                                           21,280                20,616            13,344 (2)               55,240
    Litigation settlement
                                                          115,500                    -                                     115,500
    General and administrative
                                                        1,825,039               12,570             36,000 (1)            1,873,609
                                                  ------------------  --------------------   -----------------    ------------------
         Total operating expenses                       1,969,857               43,645             49,344                2,062,846
                                                  ------------------  --------------------   -----------------    ------------------

Operating income (loss)                                (1,948,620)             (20,381)           (49,344)              (2,018,345)

Interest expense - related party                         (152,151)                  -                                     (152,151)
Interest expense
                                                               -               (11,484)                                    (11,484)
Impairment of investments -
    available for sale                                         -                    -                                           -
Management fees
                                                               -               (36,000)            36,000 (1)                   -
Other Income
                                                              921                5,309                                       6,230
                                                  ------------------  --------------------   -----------------    ------------------
         Net gain (loss) before income taxes
                                                       (2,099,850)             (62,556)           (13,344)              (2,175,750)

         Income tax benefit                                    -                    -                  -                        -
                                                  ------------------  --------------------   -----------------    ------------------

NET LOSS                                           ($   2,099,850)           ($ 62,556)         ($ 13,344)          ($   2,175,750)

Other comprehinsive income, net of tax
    Unrealized losses on investments
                                                     ($    39,600)        $         -                                    ($ 39,600)
                                                  ------------------  --------------------   -----------------    ------------------

Comprehensive loss                                ($    2,139,450)           ($62,556)         ($  13,344)          ($   2,215,350)
                                                  ==================  ====================   =================    ==================
Net loss per weighted average share                $        (0.04)                              $   (0.00)           $       (0.03)
                                                  ==================  ====================   =================    ==================
Weighted average shares outstanding                    59,511,620                  -           14,301,688               73,813,308
                                                  ==================  ====================   =================    ==================

Proforma adjustment explanations
(1) - eliminate intercompany transactions
(2) - record additional depletion and depreciation

                                      F-19